-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): December 15, 2004


                     BEAR STEARNS ASSET BACKED FUNDING II INC
                          Whole Auto Loan Trust 2004-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-107577-02                22-3863780
--------------------------------------------------------------------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust 2004-1. This report and exhibit is being filed, pursuant to the terms of the agreements dated November 9, 2004.

     On November 9, 2004, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2004-1 (the "Trust"). Also on November 9, 2004, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as identure trustee.

    On December 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 15, 2004 as Exhibit 99.1.

Whole Auto Loan Trust 2004-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank, N.A.
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  December 15, 2004              By: /s/ Michael A. Smith
                                        -----------------------------
                                        Michael A. Smith
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2004-1
                        Statement to Certificateholders
                                December 15, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            BEGINNING                                                                    ENDING
               FACE               PRINCIPAL                                                                    PRINCIPAL
   CLASS       VALUE              BALANCE            PRINCIPAL        INTEREST           TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         548,000,000.00     463,986,705.41    75,580,160.84        831,309.51         76,411,470.35        388,406,544.57
A2A        608,000,000.00     608,000,000.00             0.00      1,312,266.67          1,312,266.67        608,000,000.00
A2B         25,000,000.00      25,000,000.00             0.00         97,500.00             97,500.00         25,000,000.00
A3         432,000,000.00     432,000,000.00             0.00      1,065,600.00          1,065,600.00        432,000,000.00
A4         309,720,000.00     309,720,000.00             0.00        841,406.00            841,406.00        309,720,000.00
B           50,333,000.00      50,333,000.00             0.00        131,285.24            131,285.24         50,333,000.00
C           20,133,000.00      20,133,000.00             0.00         56,540.18             56,540.18         20,133,000.00
D           55,366,000.00      55,366,000.00             0.00        258,374.67            258,374.67         55,366,000.00
CERT                 0.00               0.00             0.00              0.00                  0.00                  0.00
TOTALS   2,048,552,000.00   1,964,538,705.41    75,580,160.84      4,594,282.27         80,174,443.11      1,888,958,544.57

----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                              ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL      CLASS        RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1         96683MAV5       846.69106827    137.92000153     1.51698816    139.43698969      708.77106673     A1       2.150000 %
A2A        96683MAW3     1,000.00000000      0.00000000     2.15833334      2.15833334    1,000.00000000     A2A      2.590000 %
A2B        96683MAX1     1,000.00000000      0.00000000     3.90000000      3.90000000    1,000.00000000     A2B      4.680000 %
A3         96683MAY9     1,000.00000000      0.00000000     2.46666667      2.46666667    1,000.00000000     A3       2.960000 %
A4         96683MAZ6     1,000.00000000      0.00000000     2.71666667      2.71666667    1,000.00000000     A4       3.260000 %
B          96683MBA0     1,000.00000000      0.00000000     2.60833330      2.60833330    1,000.00000000     B        3.130000 %
C          96683MBB8     1,000.00000000      0.00000000     2.80833358      2.80833358    1,000.00000000     C        3.370000 %
D          96683MBC6     1,000.00000000      0.00000000     4.66666673      4.66666673    1,000.00000000     D        5.600000 %
TOTALS                     958.98893726     36.89443121     2.24269741     39.13712862      922.09450606
-----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------



     RECEIVABLES
                             Beginning Receivables Balance                                                      2,070,555,897.79
                             Ending Receivables Balance                                                         1,995,149,199.74
                             Beginning Number of Contracts                                                               125,936
                             Ending Number of Contracts                                                                  120,489

     COLLECTIONS
                             Interest:
                             Interest Collections                                                                   6,810,566.07
                             Reinvestment Income                                                                       90,541.36
                             Repurchased Loan Proceeds Related to Interest                                                959.87
                             Total Interest Collections                                                             6,902,067.30

                             Principal:
                             Principal Collections                                                                 50,080,306.38
                             Prepayments in Full                                                                   24,092,405.60
                             Repurchased Loan Proceeds Related to Principal                                           423,483.74
                             Total Principal Collections                                                           74,596,195.72

                             Recoveries and Liquidation Proceeds                                                      436,152.60

                             Total Collections                                                                     81,934,415.62

                             Principal Losses for Collection Period                                                   810,502.33

     DISTRIBUTIONS
     Fees:
                             Receivable Servicers                                                                   1,725,463.25
                             Data Administration and Reporting Fees:                                                   34,509.26
                             Other Fees:                                                                                    0.00
                             Total Fees:                                                                            1,759,972.51

     Interest Distribution Amounts
                             Interest Due - Class A-1                                                                 831,309.51
                             Interest Paid - Class A-1                                                                831,309.51
                             Shortfall - Class A-1                                                                          0.00
                             Carryover Shortfall - Class A-1                                                                0.00
                             Change in Carryover Shortfall - Class A-1                                                      0.00

                             Interest Due - Class A-2a                                                              1,312,266.67
                             Interest Paid - Class A-2a                                                             1,312,266.67
                             Shortfall - Class A-2a                                                                         0.00
                             Carryover Shortfall - Class A-2a                                                               0.00
                             Change in Carryover Shortfall - Class A-2a                                                     0.00

                             Interest Due - Class A-2b                                                                 97,500.00
                             Interest Paid - Class A-2b                                                                97,500.00
                             Shortfall - Class A-2b                                                                         0.00
                             Carryover Shortfall - Class A-2b                                                               0.00
                             Change in Carryover Shortfall - Class A-2b                                                     0.00

                             Interest Due - Class A-3                                                               1,065,600.00
                             Interest Paid - Class A-3                                                              1,065,600.00
                             Shortfall - Class A-3                                                                          0.00
                             Carryover Shortfall - Class A-3                                                                0.00
                             Change in Carryover Shortfall - Class A-3                                                      0.00

                             Interest Due - Class A-4                                                                 841,406.00
                             Interest Paid - Class A-4                                                                841,406.00
                             Shortfall - Class A-4                                                                          0.00
                             Carryover Shortfall - Class A-4                                                                0.00
                             Change in Carryover Shortfall - Class A-4                                                      0.00

                             Interest Due - Class B                                                                   131,285.24
                             Interest Paid - Class B                                                                  131,285.24
                             Shortfall - Class B                                                                            0.00
                             Carryover Shortfall - Class B                                                                  0.00
                             Change in Carryover Shortfall - Class B                                                        0.00

                             Interest Due - Class C                                                                    56,540.18
                             Interest Paid - Class C                                                                   56,540.18
                             Shortfall - Class C                                                                            0.00
                             Carryover Shortfall - Class C                                                                  0.00
                             Change in Carryover Shortfall - Class C                                                        0.00

                             Interest Due - Class D                                                                   258,374.67
                             Interest Paid - Class D                                                                  258,374.67
                             Shortfall - Class D                                                                            0.00
                             Carryover Shortfall - Class D                                                                  0.00
                             Change in Carryover Shortfall - Class D                                                        0.00

                             Interest Due - Total                                                                   4,594,282.27
                             Interest Paid - Total (Includes Certificates)                                          4,594,282.27
                             Shortfall - Total                                                                              0.00
                             Carryover Shortfall - Total                                                                    0.00
                             Change in Carryover Shortfall - Total                                                          0.00

     Principal Allocations
                             First Allocation of Principal                                                                  0.00
                             Second Allocation of Principal                                                        18,532,391.36
                             Third Allocation of Principal                                                         20,133,000.00
                             Regular Principal Allocation                                                          36,914,769.48
                             Total Principal Allocations                                                           75,580,160.84

     Principal Distribution Amounts
                             Principal Distribution - Class A-1                                                    75,580,160.84
                             Principal Distribution - Class A-2a                                                            0.00
                             Principal Distribution - Class A-2b                                                            0.00
                             Principal Distribution - Class A-3                                                             0.00
                             Principal Distribution - Class A-4                                                             0.00
                             Principal Distribution - Class B                                                               0.00
                             Principal Distribution - Class C                                                               0.00
                             Principal Distribution - Class D                                                               0.00

                             Certificate Distribution                                                                       0.00

     Total Distribution                                                                                            81,934,415.62

     PORTFOLIO INFORMATION
                             Weighted Average Coupon                                                                      3.96 %
                             Weighted Average Original Term (months)                                                       61.76
                             Weighted Average Remaining Term                                                               44.42
                             Weighted Average Age (months)                                                                 17.34
                             Remaining Number of Receivables                                                             120,489
                             Portfolio Receivable Balance (end of period)                                       1,995,149,199.74
                                                   Discount Receivables                                         1,395,381,529.84
                                                   Non-Discount Receivables                                       475,125,784.21
                             Adjusted Portfolio Receivable Balance (end of period)                              1,870,507,314.05

     OVERCOLLATERALIZATION INFORMATION
                             Overcollateralization Amount                                                         -18,451,230.52
                             Target Level of Overcollateralization                                                 26,187,102.40

     NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                             Total Principal Losses for Collection Period                                             810,502.33
                             Recoveries and Liquidation Proceeds                                                      436,152.60
                             Net Losses for Collection Period                                                         374,349.73
                             Net Loss Rate for Collection Period(annualized)                                            0.2170 %
                             Cumulative Net Losses for all Periods($)                                                 491,790.54
                             Cumulative Net Losses for all Periods(% of original portfolio)                             0.0229 %

                             Delinquent Receivables
                             Number of Contracts
                             31 - 60 Days Delinquent                                                                       1,371
                             61 - 90 Days Delinquent                                                                         149
                             91 - 120 Days Delinquent                                                                         19
                             Over 120 Days Delinquent                                                                          3
                             Sub Total                                                                                     1,542
                             Repossesions (# of vehicles)                                                                    117
                             Total Number of Delinquencies and Repossesions                                                1,659

                             $ Amount of Delinquency
                             31 - 60 Days Delinquent                                                               22,400,331.00
                             61 - 90 Days Delinquent                                                                2,527,828.90
                             91 - 120 Days Delinquent                                                                 303,717.84
                             Over 120 Days Delinquent                                                                      34.29
                             Sub Total                                                                             25,231,912.03
                             Repossesions                                                                           2,031,441.74
                             Total Amount of Delinquencies and Repossesions                                        27,263,353.77
                             % of End Period Balance
                             31 - 60 Days Delinquent                                                                    1.1227 %
                             61 - 90 Days Delinquent                                                                    0.1267 %
                             91 - 120 Days Delinquent                                                                   0.0152 %
                             Over 120 Days Delinquent                                                                   0.0000 %
                             Sub Total                                                                                  1.2647 %
                             Repossesions                                                                               0.1018 %
                             Total % of Delinquencies and Repossesions                                                  1.3665 %


                             Monthly Net Loss Rate:
                             Current Collection Period                                                                  0.0181 %
                             Preceding Collection Period                                                                0.0055 %
                             Second Preceding Collection Period                                                         0.0000 %
                             Three Month Average                                                                        0.0079 %
                             Annualized Average Net Loss Rate                                                           0.0944 %



Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
